                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                                     FORM 8-K
                                                  CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                                                 December 21, 2005
                                -------------------------------------------------
                                 Date of Report (Date of earliest event reported)

                                              HANCOCK HOLDING COMPANY
                             -------------------------------------------------------
                              (Exact name of registrant as specified in its charter)

              Mississippi                          0-13089                            64-0169065
   -------------------------------         ------------------------        --------------------------------
   (State or other jurisdiction of         (Commission File Number)         (I.R.S. Employer Identification
           incorporation)                                                               Number)

                                       One Hancock Plaza, 2510 14th Street,
                                            Gulfport, Mississippi 39501
                               --------------------------------------------------
                                (Address of Principal Executive Offices)(Zip Code)

                        Registrant's telephone number, including area code: (228) 868-4000

                          --------------------------------------------------------------
                           (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On December 21, 2005, the Board of Directors approved the accelerated vesting of certain unvested stock options previously awarded under Hancock
Holding Company's 1996 Long Term Incentive Plan.  As a result of the acceleration,
936,423 stock options with a range of exercise prices between $22.36 and $31.20 per share became exercisable on December 21, 2005.  Aside from the acceleration of the vesting date, the terms and conditions of the stock option agreements governing the underlying stock options remain unchanged.

        The accelerated options represent approximately 53.1% of the total of all outstanding options to purchase the Company's common stock.  Of the 936,423 stock options which became exercisable as a result of the acceleration of vesting,
202,676 were held by the Company's named executives.  The following table sets forth the grant date, the number of options accelerated and the exercise prices of each such option held by the named executives.

                                                                             Number of
                                                                            Accelerated      Exercise
       Name                       Position                     Grant Date     Options        Price
----------------------      -------------------------------   ------------ -------------    ---------
George A. Schloegel          Vice Chm & CEO, HHC                1/6/2003       12,001         22.36
                                                                1/8/2004       16,001         27.97
                                                               1/13/2005       24,999         31.20

Leo W. Seal Jr.              President, HHC                     1/6/2003        4,041         22.36
                                                                1/8/2004        6,040         27.97
                                                               1/13/2005        9,986         31.20

Carl J. Chaney               EVP & CFO, HHC                     1/6/2003       10,801         22.36
                                                                1/8/2004       14,401         27.97
                                                               1/13/2005       18,000         31.20

John M. Hairston             EVP & COO, HHC                     1/6/2003       10,801         22.36
                                                                1/8/2004       14,401         27.97
                                                               1/13/2005       18,000         31.20

Richard T. Hill              EVP & Sr. Retail Officer, HHC      1/6/2003        5,401         22.36
                                                                1/8/2004        7,201         27.97
                                                               1/13/2005        9,000         31.20

Clifton J. Saik              EVP & Sr. Trust Officer, HHC       1/6/2003        5,401         22.36
                                                                1/8/2004        7,201         27.97
                                                               1/13/2005        9,000         31.20

        Under the recently revised Financial Accounting Standards Board Statement No.
123(R), "Share-based Payment," the Company will be required to recognize the expense associated with its outstanding unvested stock options beginning in the first quarter of fiscal year 2006.  As a result of the acceleration, the Company expects to reduce the pretax stock option expense which it otherwise would be required to record in connection with the accelerated options.

Item 7.01.  Regulaton FD Disclosure.

        On December 21, 2005, the Company's Board of Directors approved the accelerated vesting of certain unvested stock options as more fully described above under Item 1.01.

                                       SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        HANCOCK HOLDING COMPANY

                                                        By:  /s/ Paul D. Guichet
                                                           -----------------------------
DATE: December 21, 2005                                      Paul D. Guichet
                                                             Vice President - Investor Relations